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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the inclusion in this Form 10-K for the year ended December 31, 1998, of our report dated January 29, 1999. It should be noted that we have not audited any financial statements of Marshall & Ilsley Corporation and subsidiaries subsequent to December 31, 1998, or performed any audit procedures subsequent to the date of our report.

We also consent to the incorporation by reference of such report in the following Registration Statements of Marshall & Ilsley Corporation ("M&I"):

     No. 2-89605 (Form S-8) pertaining to the M&I 1983 Executive Stock Option and Restricted Stock Plan,
     No. 33-2642 (Form S-8) pertaining to the M&I 1985 Executive Stock Option and Restricted Stock Plan,
     No. 33-3415 (Form S-8) pertaining to the M&I Retirement Growth Plan,
     No. 33-33090 (Form S-8) pertaining to the M&I 1988 Restricted Stock Plan, No. 33-33153 (Form S-8) pertaining to the M&I 1989 Executive Stock Option and Restricted Stock Plan,
     No. 33-53155 (Form S-8) pertaining to the M&I 1993 Executive Stock Option
          Plan,
     No. 33-53897 (Form S-8) pertaining to the stock option plans of Valley
          Bancorporation assumed by M&I,
     No. 33-55317 (Form S-8) pertaining to the M&I 1994 Long-Term Incentive Plan for Executives,
     No. 33-58787 (Form S-8) pertaining to the M&I 1995 Directors Stock Option
          Plan,
     No. 333-02017 (Form S-8) pertaining to the M&I 1986 Non-qualified Stock
          Option Plan,
     No. 333-36909 (Form S-8) pertaining to the M&I 1997 Executive Stock Option and Restricted Stock Plan and to the Security Capital Corporation 1993 Incentive Stock Option Plan assumed by M&I,
     No. 333-49195 (Form S-8) pertaining to the M&I Amended and Restated 1994
          Long-Term Incentive Plan for Executives, the M&I Amended and Restated Directors Deferred Compensation Plan and to the stock option plans of Advantage Bancorp, Inc. assumed by M&I,
     No. 2-80293 (Form S-3) pertaining to shares of M&I held by those persons named in such Registration Statement,
     No. 33-21377 (Form S-3) pertaining to the issuance by M&I of Debt
          Securities,
     No. 33-64054 (Form S-3) pertaining to the issuance by M&I of Debt
          Securities, and
     No. 33-64425 (Form S-3) pertaining to the issuance by M&I of Debt
          Securities.



Milwaukee, Wisconsin,                             ARTHUR ANDERSEN LLP
March 5, 1999